UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNS Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CNS Pharmaceuticals, Inc.

2100 West Loop South, Suite 900

Houston, TX 77027

(800) 946-9185

SUPPLEMENT TO PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 17, 2025 at 12:00pm Eastern Time

On October 24, 2025, CNS Pharmaceuticals, Inc. (the “Company”) filed its definitive proxy statement for its annual meeting of stockholders to be held on November 17, 2025 (the “Proxy Statement”) with the Securities and Exchange Commission. The Company is providing this supplement (this “Supplement”) solely to correct an error in the form of proxy included with the Proxy Statement that was filed (the “Proxy Card”). The Proxy Card mailed to stockholders was corrected prior to the mailing.

Proposal 4 on the Proxy Card, which provides the Company’s stockholders a vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future votes to approve the compensation of the Company’s named executive officers (commonly referred to as "say-on-pay" frequency), has been corrected to provide stockholders the option to vote “1 Year,” “2 Years,” “3 Years,” or to “Abstain.” The corrected Proxy Card is presented on the following page of this Supplement. The Proxy Statement itself and the link for voting by internet each contain reference to the correct Proxy Card. All other information contained in the Proxy Statement and Proxy Card is correct and no other changes have been made to the Proxy Statement or the Proxy Card.

This Supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this Supplement does not modify or supersede any information in the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the section titled "May I revoke my proxy?" in the Proxy Statement for specific instructions on how to do so.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to be Held on November 17, 2025:

Electronic copies of this Supplement, the Proxy Statement, and the Company’s Annual Report on Form 10-K for the

fiscal year ended December 31, 2024 are available at

http://icomproxy.com/cnsp

2

REVOCABLE PROXY CNS PHARMACEUTICALS APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – NOV. 17, 2025 AT 12:00 P.M., EASTERN TIME The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated October 24 , 2025 , and hereby appoints John Climaco and Christopher Downs, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of CNS Pharmaceuticals, Inc . (the “Company”) at the Annual Meeting of Stockholders of the Company to be held virtually at https : //westcoaststocktransfer . com/proxy - CNSP/, on November 17 , 2025 at 12 : 00 P . M . Eastern Standard Time, and at any adjournments or postponements thereof . PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1 , AND FOR THE PROPOSALS SET FORTH IN ITEMS 2 - 7 . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS Read our proxy statement before you vote by proxy. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. Complete the reverse portion of this Proxy Card and Fax to 760 - 452 - 4423 . FAX: INTERNET: https://www.westcoaststocktransfer.com/proxy - CNSP/ CONTROL NUMBER: . . Go to the above Internet website . Have your proxy card in hand when you access the website . Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares . If you appoint the Proxies by Internet, you need not return a proxy card . You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card . You may appoint the Proxies by Internet until 11 : 59 P . M . EDT Nov 16 , 2025 using your control number shown above .

ANNUAL MEETING OF SHAREHOLDERS PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  CONTROL NUMBER: CONTROL NUMBER: FOR ALL Proposal 1 EXCEPT WITHHOLD ALL FOR ALL Proposal 1    ELECTION OF DIRECTORS: Proposal to elect six (6) nominees to the Board of Directors.  John Climaco  Jerzy (George) Gumulka  Jeffrey R. Keyes  Faith Charles   Bettina Cockroft Amy Mahery ABSTAIN Proposal 2 AGAINST FOR Proposal 2     ed public To ratify the appointment of MaloneBailey, LLP as the Company’s independent register accounting firm for the year ending December 31, 2025. Proposal 3 FOR AGAINST ABSTAIN  Proposal 3    To vote on a non - binding, advisory resolution to approve executive compensation. Proposal 4 ABSTAIN 1 YEAR 2 YEARS 3 YEARS  Proposal 4 To vote on a non - binding, advisory proposal on the frequency of holding future votes regarding executive compensation.     ABSTAIN Proposal 5 AGAINST FOR  Proposal 5    To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock from 25 , 000 , 000 shares to 300 , 000 , 000 shares and the total number of authorized shares of preferred stock from 416 , 667 shares to 5 , 000 , 000 shares . Proposal 6 ABSTAIN AGAINST FOR  Proposal 6 To approve amendments to the Company’s 2020 Stock Plan including an increase in the number of shares of common stock authorized for issuance under the Company’s 2020 Stock Plan.    Proposal 7 ABSTAIN AGAINST FOR  Proposal 7    To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve the above proposals.  NOTE: In their discretion, upon such other matters as may properly come before the meeting. IMPORTANT : Please sign exactly as your name or names appear on this Proxy . When shares are held jointly, each holder should sign . When signing as executor, administrator, attorney, trustee or guardian, please give full title as such . If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such . If signer is a partnership, please sign in partnership name by authorized person . Dated : , 2025 The board of directors recommends a vote FOR the nominees and proposals 2 and 3, FOR 1 YEAR for proposal 4, and FOR Proposals 5 through 7. If no specification is made, the shares will be voted for such nominees and proposals. (Print Name of Shareholder and/or Joint Tenant) (Signature of Shareholder) (Second Signature if held jointly)